Exhibit 99.1

FOR IMMEDIATE RELEASE

Levere Holdings Corp. Announces the Separate Trading of its Class A Common Stock and

Redeemable Warrants, Commencing May 10, 2021

BERLIN, GERMANY, May 7, 2021 — Levere Holdings Corp. (NASDAQ: LVRAU) (the “Company”) today announced that, commencing May 10, 2021, holders of the units sold in the Company’s initial public offering of 27,128,532 units, completed on March 31, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “LVRAU,” and the shares of Class A common stock and redeemable warrants that are separated will trade on NASDAQ under the symbols “LVRA” and “LVRAW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. acted as joint book-running managers in the offering.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: 1-800-831-9146; or Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, New York 10005, or by emailing at prospectus.CPDG@db.com or by calling at +1-800-503-4611.

About Levere Holdings Corp.

The Company is sponsored by Goggo Network GmbH. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses within the mobility industry (focusing on the development of autonomous driving, connected vehicles, mobility services and electric vehicles), with a presence in EMEA or high potential for an EMEA entrance or those who would benefit from being deployed in EMEA to then expand to different regions. The Company is led by Martin Varsavsky, CEO and Chairman, Yasmine Fage, COO and Director, and Stefan Krause, CIO and CFO.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Stefan Krause

Levere Holdings Corp.

info@levereholdings.com

Giacomo Ciampolini

Citigroup Global Markets Inc.

giacomo.ciampolini@citi.com

Inigo de Areilza

Deutsche Bank Securities Inc.

Inigo.De-Areilza@db.com

Media Contact:

Daniel Yunger

Kekst CNC

daniel.yunger@kekstcnc.com

+1 212 521 4800

Knut Engelmann

Kekst CNC

knut.engelmann@kekstcnc.com

+49 174 234 2808

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